Retirement Plans	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Retirement Plans
15. RETIREMENT PLANS
The Company maintains a 401(k) tax deferred saving plan (the “Savings Plan”) for the benefit of qualified employees. Qualified employees may elect to make contributions to the Savings Plan on a biweekly basis, subject to certain limitations. The Company may make contributions to the Savings Plan at the discretion of the Board of Directors. No Company contributions were made for the years ended December 31, 2025, 2024, and 2023.
The Company has defined contribution plans for employees in certain of its international locations. The Company contributed $5.2 million, $4.1 million, and $3.2 million to these plans for the years ended December 31, 2025, 2024, and 2023, respectively.